Capital Stock	3 Months Ended
Dec. 31, 2020
Equity [Abstract]
Capital Stock

9.	Capital Stock

(a) Reverse Share Split

On April 5, 2019, the Board of Directors approved a Split of 1 for 5 which became effective on April 22, 2019. As a result of this reverse stock split, the number of outstanding shares of Common Stock of the Company was reduced from 67,357,222 to 13,471,529. Concurrently, the authorized share capital of the Company was reduced to 50,000,000 shares of Common Stock from 250,000,000 shares.

(b) Debt Exchange

On May 2, 2019, the Company reached an agreement with each of the three loan creditors as of September 30,2018 regarding settlement of their loans to the Company. (“Debt Exchange”). Under the agreements, the loan creditors, all three loan creditors, which were unrelated parties as of the date of the agreements, would write off a total of $6,243,439 of the loans due from the Company and would accept a total of 720,000 shares of Common Stock at a price of $1.50 per share, in settlement of the remaining balances of the loans. The 720,000 new shares of Common Stock were issued on September 30, 2019.

(c) New Share Placement

On June 21, 2019, the Company entered into an Agreement with Joyful Corporation Limited (the “Investor”) a company incorporated in Samoa whereby the Investor would (a) purchase from the Company 2,000,000 shares of the Company’s Common Stock at a price of $1.25 per share for aggregate gross proceeds of $2,500,000 and (b) acquire from the Company a call option to purchase up to 690,000 shares of the Company’s Common Stock at a price per share of $1.25, which option expired unexercised on September 30, 2019.

The shares were issued to Joyful Corporation on September 30, 2019 by which date a sum of $400,000 had been received by the Company.

(d) Public Offering Warrants

In connection with and upon closing of the Public Offering on November 14, 2016, the Company issued warrants equal to four percent (4%) of the shares issued in the Public Offering, totalling 100,050 units to the placement agents for the offering. The warrants carry a term of five years and shall be exercisable at a price equal to $4.60 per share. Management determined that these warrants meet the definition of a derivative under ASC 815-40, however, they fall under the scope exception which states that contracts issued that are both (a) indexed to its own stock; and (b) classified in stockholders’ equity are not considered derivatives. The warrants were recorded at their fair value on the date of grant as a component of stockholders’ deficiency.

The aggregated fair value of the Public Offering Warrants on November 14, 2016 was $280,042. The fair value has been estimated using the Black-Scholes pricing model with the following weighted-average assumptions: market value of underlying stock of $4.09; risk free rate of 1.66%; expected term of 5 years; exercise price of the warrants of $4.60; volatility of 90.7%; and expected future dividends of Nil. As of December 31, 2020, 100,060 shares of warrants were issued and outstanding; and none of the warrants has been exercised.

MOXIAN, INC.

NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS